UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2014

BANC OF CALIFORNIA, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 236-5211

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported in a Current Report on Form 8-K filed by Banc of California, Inc. (the “Company”) on July 3, 2013, as amended on Form 8-K/A filed on September 17, 2013, the Company completed its acquisition of The Private Bank of California (“PBOC”) on July 1, 2013.

The audited financial statements of PBOC as of December 31, 2011 and for each of the years in the two-year period ended December 31, 2011 are filed as Exhibit 99.1 and incorporated herein by reference.

The audited financial statements of PBOC as of December 31, 2012 and for the one-year period ended December 31, 2012 are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited balance sheet as of June 30, 2013 and unaudited statements of income, comprehensive income, changes in shareholders’ equity and cash flows of PBOC for the six months ended June 30, 2013 and 2012 are filed as Exhibit 99.3 and incorporated herein by reference.

The unaudited pro forma combined condensed consolidated statement of financial condition as of September 30, 2013 and the unaudited pro forma combined condensed consolidated statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 with respect to the Company’s acquisition of PBOC are filed as Exhibit 99.4 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

Date: February 10, 2014	By:	/s/ Richard Herrin
Richard Herrin
Executive Vice President, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Vavrinek, Trine, Day & Co., LLP

23.2	Consent of McGladrey LLP

99.1	Audited financial statements of PBOC as of December 31, 2011 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 11, 2013 and incorporated herein by reference)

99.2	Audited financial statements of PBOC as of December 31, 2012 and for the one-year period ended December 31, 2012 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 11, 2013 and incorporated herein by reference)

99.3	Unaudited balance sheet as of June 30, 2013 and unaudited statements of income, comprehensive income, changes in shareholders’ equity and cash flows of PBOC for the six months ended June 30, 2013 and 2012

99.4	Unaudited pro forma combined condensed consolidated statement of financial condition as of September 30, 2013 and unaudited pro forma combined condensed consolidated statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012

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